UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2010

PennyMac Mortgage Investment Trust

 (Exact Name of Registrant as Specified in Charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

27001 Agoura Road, Calabasas, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(818) 224-7442

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 28, 2010, PennyMac Mortgage Investment Trust (the “Company”) issued a press release announcing that its Board of Trustees had declared a cash dividend for the fiscal quarter ending December 31, 2010. A copy of the press release is furnished as Exhibit 99.1.

Item 8.01 Other Events.

The information set forth under Item 7.01 of this report is incorporated herein by reference.

The information in this report, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1

Press Release, dated December 28, 2010, issued by PennyMac Mortgage Investment Trust pertaining to the declaration by its Board of Trustees of a cash dividend for the fiscal quarter ending December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

/s/ Anne D. McCallion
Dated: December 29, 2010
Anne D. McCallion
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press Release, dated December 28, 2010, issued by PennyMac Mortgage Investment Trust pertaining to the declaration by its Board of Trustees of a cash dividend for the fiscal quarter ending December 31, 2010.